BLACKROCK CALIFORNIA MUNICIPAL SERIES TRUST
BlackRock California Insured Municipal Bond Fund

Supplement dated October 5, 2006
to the Prospectus dated October 2, 2006

Effective immediately, Class A1 shares of the Fund are available for purchase at net asset value by certain fee-based programs.









Code # 10327-1006BR-SUP